EXHIBIT 10(d)

Contract No: 24350

Amendment No: 04

AMENDMENT

Date Mar 09, 2000

"Transporter": ANR PIPELINE COMPANY

"Shipper": THE PEOPLES GAS LIGHT & COKE COMPANY

Shipper and Transporter have agreed to amend FTS-1 Contract No. 24350 dated Sep 20, 1995 ("Agreement") to terminate this Agreement effective March 31, 2000.

THE PEOPLES GAS LIGHT & COKE COMPANY
"Shipper"
By: /s/ William E. Morrow
Title: Executive Vice President
Date: July 13, 2000

ANR PIPELINE COMPANY
"Transporter"
By: /s/ John T. Donaldson, Jr.
Title: Vice President
Date: August 04, 2000